Financial instruments and financial risk management	12 Months Ended
Dec. 31, 2021
Disclosure Of Financial Instruments [Abstract]
Financial instruments and financial risk management

32. Financial instruments and financial risk management

a) Fair value

As at December 31, 2021, the fair value of financial liabilities for which fair value disclosure is required include the royalty payment obligation, the license acquisition payment obligations and the long-term debt. The fair value of those liabilities approximate the carrying amount of such instruments, except for the long-term debt at December 31, 2021, where the fair value of the debt was estimated at $39,132 while the carrying amount was $38,311 (at December 31, 2020 the fair value was estimated at $41,922 while the carrying amount was $40,532).

The fair value of the long-term debt at December 31, 2021 was calculated using a discounted cash flow model and the market interest rates specific to the term of the debt instruments of 10.47% (2020 - 10%).

Fair value hierarchy

Financial instruments recorded at fair value on the consolidated statements of financial position are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:

Level 1 – valuation based on quoted prices observed in active markets for identical assets or liabilities.

Level 2 – valuation techniques based on inputs that are quoted prices of similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; inputs other than quoted prices used in a valuation model that are observable for that instrument; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – valuation techniques with significant unobservable market inputs.

A financial instrument is classified to the lowest level of the hierarchy for which a significant input has been considered in measuring fair value.

Cash and restricted cash are considered to be level 1 fair value measurements.

The long-term deposits, royalty payment obligation, license acquisition payment obligations, provisions and long-term debt are level 2 measurements.

The warrant liability is considered to be a level 3 measurements. Further discussion regarding assumptions used in determining its fair value are discussed in notes 3 and 16.

b) Financial risk management

The Company has exposure to credit risk, liquidity risk and market risk. The Company’s Board of Directors has the overall responsibility for the oversight of these risks and reviews the Company’s policies on an ongoing basis to ensure that these risks are appropriately managed.

Credit risk:

Credit risk is the risk of financial loss to the Company if a customer, partner or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Company’s cash and receivables. The carrying amount of the financial assets represents the maximum credit exposure.

The Company's exposure to credit risk is generally limited since it has limited revenues and thus limited accounts receivable. Liminal mitigates credit risk through a credit risk assessment, when credit is granted and subsequently at each reporting period.

Following the sale of its bioseparations business and its plasma-derived business, the Company no longer has product sales and as such the Company’s exposure to customer credit risk is limited.

Liquidity risk:

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity risk by continuously monitoring forecasts and actual cash flows. The Company’s current liquidity situation is discussed in note 1.

The following table presents the contractual maturities of the financial liabilities as of December 31, 2021:

		Contractual Cash flows
	Carrying amount	Less than 1 year	2-3 years	4 - 5 years	More than 5 years	Total
Accounts payable and accrued liabilities 1)	$7,343	$7,343	$—	$—	$—	$7,343
Long-term portion of royalty payment obligations	98	—	51	51	197	299
Lease liabilities	22,471	7,369	10,629	8,285	—	26,283
Provisions	22,195	3,961	9,094	9,544	—	22,599
Long-term debt 2)	38,311	3,945	44,297	—	—	48,242
	$90,418	$22,618	$64,071	$17,880	$197	$104,766

1) Short-term portions of the royalty payment obligations and of other employee benefit liabilities are included in the account payable and accrued liabilities.

2) The Company has fully repaid its long-term debt in February 2022 (note 33).

Market risk:

Market risk is the risk that changes in market prices, such as interest rates and foreign exchange rates, will affect the Company’s income or the value of its financial instruments.

i) Interest risk

The Company’s interest-bearing financial liabilities have fixed rates and as such, there is limited exposure to changes in interest payments as a result of interest rate risk. In February 2022, the Company fully repaid its interest bearing long-term debt (note 33).

ii) Foreign exchange risk:

The Company is exposed to the financial risk related to the fluctuation of foreign exchange rates. The Company has had operations and suppliers in the U.S. and the U.K. during the past years and therefore a portion of its expenses incurred are in USD and in GBP. The majority of the Company’s revenues from the sale of products in 2021 and 2020, that are part of its discontinued operations were in USD which served to mitigate a portion of the U.S. foreign exchange risk relating to the expenditures. In 2021, the proceeds received from the divestment of its discontinued operations (note 6) were in USD resulting in an increased exposure to the USD which is partially mitigated by expenditures denominated in USD from its continuing operations. Financial instruments that have exposed the Company to foreign exchange risk have been cash, receivables, trade and other payables, lease liabilities, license payment obligations. The Company manages foreign exchange risk by holding foreign currencies it received to support forecasted cash outflows in foreign currencies.

As at December 31, 2021 and 2020, the Company’s net exposure to currency risk through financial assets and financial liabilities denominated respectively in USD and GBP was as follows:

	2021		2020
	Amount	Equivalent in	Amount	Equivalent in
Exposure in USD	in USD	full CAD	in USD	full CAD
Cash	78,045,915	99,094,899	17,281,338	22,018,153
Accounts receivable	185,954	236,106	886,211	1,129,121
Other long-term assets	—	—	45,428	57,880
Accounts payable and accrued liabilities	(951,284)	(1,207,845)	(6,023,877)	(7,675,022)
Lease liabilities	—	—	(10,918,525)	(13,911,293)
Other long-term liabilities	(77,075)	(97,862)	(162,000)	(206,404)
Long-term derivatives	(1,381,603)	(1,754,221)	—	—
Net exposure	75,821,907	96,271,077	1,108,575	1,412,435

	2021		2020
	Amount	Equivalent in	Amount	Equivalent in
Exposure in GBP	in GBP	full CAD	in GBP	full CAD
Cash	2,832,439	4,859,049	4,619,225	8,032,832
Accounts receivable	134,605	230,914	230,588	400,993
Accounts payable and accrued liabilities	(1,026,984)	(1,761,791)	(983,697)	(1,710,649)
Lease liabilities	(203,186)	(348,566)	(271,623)	(472,352)
Net exposure	1,736,873	2,979,606	3,594,493	6,250,824

Based on the above net exposures as at December 31, 2021, and assuming that all other variables remain constant, a 10% depreciation or appreciation of the CAD against the USD would result in a decrease or an increase of the consolidated total comprehensive loss of approximately $9,627 while a 10% depreciation or appreciation of the CAD against the GBP would result in a decrease or an increase of the consolidated total comprehensive loss of approximately $298. If we exclude cash denominated in USD from our net exposure at December 31, 2021, a 10% depreciation or appreciation of the CAD against the USD would result in a decrease or an increase of the consolidated net loss of approximately $282. The Company has not hedged its exposure to currency fluctuations.